EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q (the “Report”) of Entegris, Inc, a Delaware corporation (the “Company”), for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof, Bertrand Loy, President and Chief Executive Officer of the Company, and Gregory B. Graves, Chief Financial Officer of the Company, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 26, 2017	/s/ Bertrand Loy
Bertrand Loy
Chief Executive Officer

/s/ Gregory B. Graves
Gregory B. Graves
Chief Financial Officer